                                                                    EXHIBIT 10.4

                         GUARANTY OF PAYMENT AGREEMENT

         THIS GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this 28th day of September, 1998, by ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, (the "Guarantor") for the benefit of BANK UNITED ("Agent") for itself and for such additional lenders (collectively with Agent, the "Lenders") who may from time to time agree to act as lenders in the Credit Facility (as hereinafter defined).

                                    RECITALS

         A. The Borrower (as defined in the Financing Agreement) has obtained from the Agent a revolving credit facility (such credit facility being hereinafter referred to as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $45,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to an Agency Agreement which may be executed in the future, not to exceed $100,000,000. Advances or readvances under the Credit Facility are to be made pursuant to, and secured by, the provisions of that certain Financing and Security Agreement dated the same date as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Financing Agreement").

         B. The Loan will be evidenced by one or more Promissory Notes (as amended, restated, renewed or resubstituted from time to time, whether one or more, collectively the "Note") payable to the Agent on behalf of the respective Lenders. The Note will be secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from a Borrower in favor of the Lenders covering the Borrower's interest in the Land and the Improvements for the applicable Facility (as defined hereinafter) and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by certain Financing Documents (as defined in the Financing Agreement).

         C. The Guarantor has requested the Lender to enter into the Financing Agreement with the Borrower and to make the Loan to the Borrower pursuant thereto.

         D. The Lender has required, as a condition to the making of the Loan, that the Guarantor execute and deliver this Agreement to the Lender.

         E. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

         NOW, THEREFORE, in order to induce the Lender to make the Loan to the Borrower, the Guarantor covenants and agrees with the Lender as follows:

                                   ARTICLE 1
                                  THE GUARANTY

         Section 1.1      Guaranty.

                 The Guarantor hereby unconditionally and irrevocably guarantees to the Lenders:

                                  (a)      the due and punctual payment in full
(and not merely the collectibility) of the principal of the Note and the interest thereon, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Note and the other Financing Documents;
                                  (b)      the due and punctual payment in full
(and not merely the collectibility) of all Obligations and other sums and charges which may at any time be due and payable in accordance with, or secured by, the Note or any of the other Financing Documents;

                                  (c)      the due and punctual performance of
all of the other terms, covenants and conditions contained in the Financing Documents; and

                                  (d)      all indebtedness, obligations and
liabilities of any kind and nature of the Borrower to the Lenders, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and howsoever owned, held or acquired.

         Section 1.2      Guaranty Unconditional.

         The obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor expressly agrees that the Lenders may, in their sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder:

                                  (a)      waive compliance with, or any
defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                                  (b)      modify, amend, change or terminate
any provisions of any of the Financing Documents;

                                  (c)      grant extensions or renewals of or
with respect to the Note or any of the other Financing Documents;

                                  (d)      effect any release, subordination,
compromise or settlement in connection with the Note or any of the other Financing Documents;

                                  (e)      agree to the substitution, exchange,
release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Facility or to the subordination of any lien or security interest therein;

                                  (f)      make advances for the purpose of
performing any term, provision or covenant contained in the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                                  (g)       make future advances to the
Borrower pursuant to the Financing Agreement or any of the other Financing Documents;

                                  (h)      assign, pledge, hypothecate or
otherwise transfer the Note, any of the other Financing Documents or this Agreement or any interest therein;

                                  (i)      deal in all respects with the
Borrower as if this Agreement were not in effect; and

                                  (j)      effect any release, compromise or
settlement with any of the Guarantor or any other guarantor.

         Section 1.3      Guaranty Primary.

           The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Lenders and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lenders of any remedies they may have against the Borrower with respect to the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing and except to the extent any applicable notice and/or opportunity to cure is required under the Financing Documents, the Lenders shall not be required to make any demand upon the Borrower or to sell the Collateral or otherwise pursue, enforce or exhaust their remedies against the Borrower or the Collateral either before, concurrently with or after pursuing or enforcing their rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantor under this Agreement, either in the same action, if any, brought against the Borrower or in separate actions or proceedings, as often as the Lenders may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrower or any other obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or the Guarantor or any obligor under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantor hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantor shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantor agrees that it shall be liable for the full amount of the obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrower, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

         Section 1.4      Certain Waivers by the Guarantor.

         Except with respect to any applicable notice and/or opportunity to cure required to be given under the Financing Documents, the Guarantor hereby unconditionally, irrevocably and expressly waives:

                                  (a)      presentment and demand for payment
of the principal of or interest on the Note and protest of non-payment;

                                  (b)      notice of acceptance of this
Agreement and of presentment, demand and protest thereof;

                                  (c)      notice of any default hereunder or
under the Note or any of the other Financing Documents and notice of all indulgences;

                                  (d)      notice of any increase in the amount
of any portion of or all of the indebtedness guaranteed by this Agreement;

                                  (e)      demand for observance, performance
or enforcement of any of the terms or provisions of this Agreement, the Note or any of the other Financing Documents;

                                  (f)      all errors and omissions in
connection with the Lenders' administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of bad faith or gross negligence;

                                  (g)      any right or claim of right to cause
a marshalling of the assets of the Borrower;

                                  (h)      any act or omission of the Lenders
(except acts or omissions in bad faith or constituting gross negligence) which changes the scope of the Guarantor's risk hereunder; and

                                  (i)      all other notices and demands
otherwise required by law which the Guarantor may lawfully waive.

         Section 1.5      Reimbursement for Expenses.

         In the event the Lenders shall commence any action or proceeding for the enforcement of this Agreement, then the Guarantor will reimburse the Lenders, promptly upon demand, for any and all expenses incurred by the Lenders in connection with such action or proceeding including, without limitation, reasonable, actual attorneys' fees together with interest thereon at the Post-Default Rate.

         Section 1.6      Events of Default.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement (individually, an "Event of Default" and collectively, the "Events of Default"):

                                  (a)      The failure of the Guarantor to pay
and/or perform any of the Obligations within five (5) calendar days of the date as and when due and payable and/or perform any Obligations when required in accordance with the provisions of this Agreement.

                                  (b)      Any representation or warranty made
in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Guarantor), financial statement or other document furnished in connection with this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

                                  (c)      The failure of the Guarantor to
comply with Section 3.2 and 3.3 hereof.

                                  (d)      The failure of the Guarantor to
perform, observe or comply with any non- monetary covenant, condition or agreement of Guarantor contained in this Agreement other than as set forth in this Section, which default shall remain unremedied for more than thirty (30) days after written notice thereof to the Guarantor by the Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty
(30) day period, and (b) the Guarantor institutes corrective action within the thirty (30) day period and (c) the Guarantor diligently pursues such action and completes the cure within ninety (90) days.

                                  (e)      A default shall occur under any of
the other Financing Documents and such default is not cured within any applicable grace period provided therein.

                                  (f)      The Guarantor shall (i) apply for or
consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (vii) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority